October 15, 2013

Mr. Sonny Oh, Esq.

Office of Insurance Products

Division of Investment Management

United States Securities and Exchange Commission

100 F Street, N.E.

Washington, D.C. 20549

RE: PRIAC Variable Contract Account A; Form N-4 Registration Statement; File No. 333-170345

Dear Mr. Oh:

This letter responds to your comments regarding the 485(a) post-effective amendment to the above-referenced registration statement.

1.

Comment: Please disclose to the staff if there are any guarantees associated with the PRSA III annuity contract (“PRSA III”) (e.g., by a parent company of PRIAC), or whether the company will be solely responsible for the obligations under PRSA III. Are there any contractual guarantees made by a third party with respect to PRSA III? Please also advise the Staff if there are any support agreements from third parties relating to the capitalization of PRIAC.

Response: PRIAC is solely responsible for its obligations under PRSA III. Nor are there any support agreements from third parties relating to the capitalization of PRIAC.

2.	Comment: Please confirm that the prospectus date on the cover page will be the same as the date of effectiveness.

Response: the date on the cover page of the prospectus will be the date of effectiveness. However, we do not intend to begin offering the revised IRA rollover product described in this post-effective amendment until on or about December 15, 2013, after state filings have concluded.

3.

Comment: On the cover page, please clarify if additional purchase payments can be made, apart from contributions made in connection with a rollover. Please clarify if the prohibition of additional purchase payments applies to both current and prospective investors. If the prohibition applies to current investors, explain why that is permissible.

Response: Although we allow a Participant to roll over his/her Prudential IncomeFlex Target Benefit to this Annuity, we will not permit additional Purchase Payments after such a rollover. Only someone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. We think that such a prohibition against additional Purchase Payments for new investors is consistent with the nature of this product as a rollover product (as opposed to an individual variable annuity sold outside the plan context that typically would allow for multiple purchase payments). We also note that the Active Life Certificate (issued to each Contract Owner) allows PRIAC to “cease accepting subsequent Purchase Payments at any time for new business purposes.” Finally, as respects in-force investors, we note that the Active Life Certificate states that “this Annuity may be changed or modified only in a writing signed by our President, a Vice President, Second Vice President or Secretary.” We think that this language allows us to file with applicable States a proposed amendment to in-force Active Life Certificates, and implement that amendment after any required State approvals are obtained.

4.

Comment: Please be consistent regarding the ability to contribute additional purchase payments. In that regard, note the definitions of “Highest Birthday Value” on page two and “Annual Guaranteed Withdrawal Amount” on page 1. Both of these definitions seem to allow for additional purchase payments.

Response: we have amended the prospectus disclosure accordingly. Anyone who was a Contract Owner of this Annuity as of October 24, 2013 may make additional Purchase Payments. Thus, references to additional Purchase Payments in the definitions of Highest Birthday Value and Annual Guaranteed Withdrawal Amount need to be preserved, for the benefit of such existing owners.

5.	Comment: Summary of Contract Expenses. In the Expense Example, please disclose whether the costs shown apply if the contract is surrendered, annuitized, and/or not surrendered.

Response: we have added the appropriate disclosure.

5a. Comment: Summary of Contract expenses. Please disclose that the prospectus describes all material features of the contract. Disclosure of all material features must include all state-specific contract variations.

Response: We have added the requested disclosure. The current prospectus discloses all state-specific differences. The only items included in the prospectus that are addressed in our active life certificates, and which vary by state, are the length of the “free look” period and the actuarial basis for annuity purchases (as to the latter, see the end of Section 3 of the prospectus). In both cases, the prospectus already acknowledges the possibility of states having more favorable provisions. Note that with respect to the actual terms of the active life certificates, the free look provisions are identical, and read as follows:

“You may return this Annuity to our office for a refund within ten days after you receive it, or longer if required by applicable law or regulation.”

5b. Comment: In the Summary section, there appears the following sentence: “Generally, you will bear the investment risk during the free look period and will receive a refund equal to your Contract Value, plus the amount of any fees or other charges applied and less applicable federal and state income tax withholding, as of the date you stopped participation in the Contract.” The same reference appears later in the prospectus. Please confirm whether the reference to tax withholding is appropriate disclosure. In doing so, please briefly disclose when such withholding would take place.

Response: these references are correct. Payments made directly to a plan participant are subject to a mandatory 20% federal income tax withholding. Payments made from an IRA are subject to 10% federal income tax withholding. The taxpayer can choose to elect out of this withholding. Some states also require withholding if federal tax withholding is elected.

5c. Comment: Section entitled “What is the Death Benefit”? The second paragraph states that provisions of your retirement plan may limit or prevent a same-gender spouse or partner from receiving the spousal benefit. In light of the US v. Windsor case, please confirm the appropriateness of the sentence. In doing so, please note that the same sentence has been deleted from page 25. If applicable, please also revise the same sentence in the first full paragraph on page 30.

Response: we have amended the disclosure accordingly. Please note that notwithstanding the Windsor decision, it is possible, as the disclosure indicates, for the provisions of a retirement plan itself to place limitations on same-gender spouses or partners.

6.	Comments relating to the IncomeFlex Target Benefit:

6a. The first paragraph defines the Income Base as the greater of the Highest Birthday Value or the Contract Value on the Business Day prior to the Lock-in Date. However, under Income Base on page 20, there is no mention of the use of Contract Value to calculate the Income Base. Please revise the disclosure accordingly. Please also revise the sentence on page 20, which states that the Highest Birthday Value will equal the greater of the initial Highest Birthday Value and the highest Contract Value attained on each of the Participant’s Birthdays until the Lock-In Date. There is no mention in that sentence of the use of Contract Value to determine the Income Base.

Response: we have revised the disclosure accordingly. However, we have not revised the referenced sentence in the Highest Birthday Value section. That sentence is addressing only the Highest Birthday Value, and how that value can increase on subsequent Birthdays. The sentence is not addressing the Income Base, which can be based on values other than a Highest Birthday Value.

6b. For clarity, please insert an overview of the IncomeFlex Target Benefit before the caption “Highest Birthday Value”. As part of the overview, please distinguish between rollovers after and before the Lock-in Date, and also mention that the rules applicable to plans administered by AB or through PRSA V may differ.

Response: we have added such disclosure.

6c. Rather than intersperse the different treatment of the AB and PRSA V contracts throughout the description of the standard version of the contract, please include the full disclosure of the mechanics of the standard version, and then describe AB and PRSA V afterwards.

Comment: we have done so.

6d. Under the Annual Guaranteed Withdrawal Amount section, the prospectus states that “You may not lock in an Annual Guaranteed Withdrawal Amount that is less than $250.” Please add disclosure regarding what happens if the investor does not have enough to produce the $250 minimum amount. Include disclosure regarding how the investor would have paid for the benefit but not been able to enjoy an Annual Guaranteed Withdrawal Amount if the $250 minimum was not attained. What measures will the company take to assure that the $250 minimum is met? If the investor is on his/her own with regard to the $250 minimum, please highlight that.

Response: we have added prominent disclosure alerting the investor to the fact that we do not take measures to preclude the possibility that the Annual Guaranteed Withdrawal Amount drops to less than $250.

6e. Under the section entitled Lock-In Date Elected in Retirement Plan, please disclose whether, during the initial Birthday Year after the Annuity is issued, the Annual Guaranteed Withdrawal Amount is pro rated. For example, if the rollover were made on a day other than the owner’s birthday, would the first-available Annual Guaranteed Withdrawal Amount be pro rated?

Response: we have amended the disclosure to explain that such pro-rating does occur.

6f. Section entitled Lock-In Date not elected in Retirement Plan, paragraph concerning how the Income Base can increase upon a step-up. Does this increase apply to Contracts where the Lock-in Date was elected in the Retirement Plan or where the Lock-in Date was not elected in the Retirement Plan?

Response: the disclosure here refers only to the scenario in which the Lock-in Date was not elected in the Retirement Plan, and the disclosure has been modified accordingly.

6g. In the section concerning the AllianceBernstein benefit, the bullet entitled “Excess Withdrawals” refers to proportional reductions. Does the proportional reduction involve the actual Contract Value or the Contract Value multiplied by the Conversion Ratio? The same comment applies to the PRSA V section as well.

Response: the proportional reduction being referenced affects the Annual Guaranteed Withdrawal Amount. The introductory text to the paragraph indicates that the scenario being discussed is after conversion. Therefore, the text assumes that any adjustment to the Income Base by application of the Conversion Ratio has already been applied. As such, we have not made any changes to the disclosure here.

6h. For consistency, under the AllianceBernstein benefit section, please add the third square (bullet) point that appears in the AB section to the counterpart section for PRSA V.

Response: the third bullet point being referenced shows how the revised Income Base (i.e., after application of the Conversion Ratio), when multiplied by the applicable Guaranteed Withdrawal Percentage for this Annuity, results in the same Annual Guaranteed Withdrawal Amount as had existed in the Retirement Plan version. That information was present in the counterpart disclosure for PRSA V, but not as a separate bullet point. We have revised the disclosure to make it a separate bullet point.

6i. In the AllianceBernstein section, there is the statement that: “As such, your Annual Guaranteed Withdrawal Amount under this Annuity may be smaller or larger than it would have been if you had made the same choices while you were invested in the AB version of the benefit (and could be up to 10% different).” You noted that the counterpart sentence in the PRSA V section refers to a percentage of 1%, rather than 10%. You asked whether the 1% figure is correct.

Response: the 1% figure for PRSA V is correct. The disclosure here is discussing the effect of the differing Guaranteed Withdrawal Percentages between the AB version and those under this Annuity. Those differences could produce the 10% difference referenced. However, because the relationship between the PRSA V Guaranteed Withdrawal Percentages and the Guaranteed Withdrawal Percentages for this Annuity is different, that results in a different potential effect (i.e., the 1% figure).

6j. The section entitled Multiple Retirement Plans – Transfer of Guaranteed Values. Here, the question concerns the following sentence: “For the guaranteed lifetime withdrawal benefit administered by AB and the PRSA V version of IncomeFlex, the examples below assume a Conversion Ratio of 1, which would involve no adjustment to the Income Base.” You asked that instead of referring to a Conversion Ratio of one, the disclosure instead simply cross-reference the AllianceBernstein and PRSAV sections of this section of the prospectus.

Response: we have done so.

6k. The section entitled Multiple Retirement Plans – Transfer of Guaranteed Values. Here, the comment was to reconcile the fact that rollovers from multiple plans are allowed with the fact that multiple Purchase Payments are not allowed. You asked that the references to the prohibition against additional Purchase Payments refer to the fact that such prohibition does not affect the ability to roll over multiple amounts from different Retirement Plans.

Response: we have modified the disclosure accordingly.

7.	Please note that the Table of Contents for the SAI does not match each entry in the SAI.

Response: Separate Account and Company Financial Statements were not included in the 485(a) filing but will be included in the 485(b) filing. Once included, the Table of Contents for the SAI will match each section contained in the SAI.

8.	For item 27 in Part C, please set out figures for both qualified and non-qualified contracts. If the number of contracts for a given category is zero, state zero nonetheless.

Response: we have done so.

9.	Please provide Tandy representations in the transmittal letter.

Response: we have done so.

We represent and acknowledge that:

•	Should the Commission or the Staff, acting pursuant to delegated authority, declare the filing effective, it does not foreclose the Commission from taking any action with respect to the filing;
•	The Registrant is responsible for the adequacy and accuracy of the disclosure in the filing;
•

The Staff’s comments, the Registrant’s changes to the disclosure in response to the Staff’s comments, or the action of the Commission or the Staff, acting pursuant to delegated authority, in declaring the filing effective, does not relieve the Registrant from this responsibility; and

•	The Registrant may not assert this action or the Staff’s comments as a defense in any proceeding initiated by the Commission or any person under the federal securities laws of the United States.

As counsel who reviewed the instant filing, I represent that the filing does not contain disclosures that would render it ineligible to become effective pursuant to paragraph (b).

We appreciate your attention to this filing.

Sincerely,

/s/ C. Christopher Sprague

C. Christopher Sprague

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